HSBC INVESTOR FUNDS

                      HSBC Investor Core Fixed Income Fund
                    HSBC Investor Core Plus Fixed Income Fund
                   HSBC Investor High Yield Fixed Income Fund
              HSBC Investor Intermediate Duration Fixed Income Fund
                 HSBC Investor Short Duration Fixed Income Fund
                    HSBC Investor New York Tax-Free Bond Fund

                    (collectively, the "Fixed Income Funds")


                       Supplement Dated December 21, 2006
                    to the Prospectus dated February 28, 2006


            At its December 4-5, 2006 meeting, the Board of Trustees of the HSBC Investor Funds approved the appointment of Halbis Capital Management (USA) Inc. ("Halbis") as sub-adviser to the master investment portfolios into which each of the Fixed Income Funds invest its assets. Halbis is a wholly owned subsidiary of Halbis Capital Management (UK) Limited and is an affiliate of the Fixed Income Funds' investment adviser, HSBC Investments (USA) Inc.

            This change will not result in any changes to the personnel managing the master investment portfolios or any investment advisory fees paid by the Fixed Income Funds.


         INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR
                                FUTURE REFERENCE